UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2012

ENGILITY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35487	45-3854852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3750 Centerview Drive Chantilly, Virginia	20151
	(Address of principal executive offices)	(Zip Code)

(703) 708-1400

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 20, 2012, Engility Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to, among other things, report certain compensation of the Company’s expected named executive officers under Item 5.02. The Company is filing this Current Report on Form 8-K/A to amend the Original 8-K to correct certain computational errors in the number of shares underlying the restricted stock units that each expected named executive officer received. For the convenience of the reader, this Form 8-K/A amends and restates the information under “Compensation of Named Executive Officers” in Item 5.02 of the Original 8-K. However, except with respect to the number of shares underlying the restricted stock units, all other information in the Original 8-K remains unchanged.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation of Named Executive Officers

On July 18, 2012, the Compensation Committee of the Board of Directors approved the following annual base salaries and target bonuses for 2012 for the officers that are expected to be the Company’s named executive officers with respect to 2012.

Name	Position	Base Salary	Target Bonus (as a percentage of base salary)
Anthony Smeraglinolo	President and Chief Executive Officer	$600,000	100%
Michael J. Alber	Senior Vice President and Chief Financial Officer	$440,000	75%
John E. Heller	President, Professional Support Services	$425,000	75%
Bantz J. Craddock	President, Mission Support Services	$350,000	75%
Thomas O. Miiller	Senior Vice President, General Counsel and Corporate Secretary	$320,000	60%

In addition, the Compensation Committee approved grants of restricted stock unit awards (the “RSUs”) pursuant to the form of Restricted Stock Unit Award Agreement attached to the Original 8-K as Exhibit 10.2, effective as of July 18, 2012, to the expected named executive officers under the Engility Holdings, Inc. 2012 Long Term Performance Plan in connection with the consummation of the Spin-Off. The numbers of shares underlying the RSUs that each expected named executive officer received are as follows.

Name	RSUs
Anthony Smeraglinolo	101,810
Michael J. Alber	55,995
John E. Heller	36,058
Bantz J. Craddock	29,695
Thomas O. Miiller	27,149

The RSUs will vest three years after the grant date, and the underlying shares will be delivered as soon as practicable upon vesting. In addition, to the extent dividends are paid on Engility common stock, recipients of RSUs receive cash dividend equivalents payable in a lump sum upon the vesting of the RSUs.

The foregoing description of the terms of RSUs is qualified in its entirety by reference to the form of Restricted Stock Unit Award Agreement which was attached as Exhibit 10.2 to the Original 8-K and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Engility Holdings, Inc.

Date: July 23, 2012	By:	/s/ Jon Brooks
Name: Jon Brooks
Title: Assistant Secretary

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